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                                                                  EXHIBIT 10.4


                                  ELECTRUM LLC
                            C/O ROSENMAN & COLIN LLP
                               575 MADISON AVENUE
                            NEW YORK, NEW YORK 10022
                             FACSIMILE: 212-940-8776
                           ATTN: WILLIAM NATHONY, ESQ.

November 10, 2000



Trend Mining Inc.
401 Sherman Avenue, Suite 209
Coeur D'Alene, Idaho 83814

Attn:  Mr. Kurt Hoffman

Dear Kurt:

This binding letter agreement shall constitute our mutual understanding with respect to the matters set forth herein. We hereby agree as follows:

1.       ACKNOWLEDGEMENTS.

         (a) Pursuant to the Stock Purchase Agreement dated as of December 29, 1999 (as amended on June 27, 2000), by and between Tigris Financial Group Ltd. and Trend Mining Company ("Trend") (the "Agreement"), which Agreement was assigned to Electrum LLC by agreement dated March 3, 2000 ("Electrum"), Electrum may request that Trend use its best efforts to cause the securities subject to the Agreement to be registered under the Securities Act of 1933 (the "Securities Act") and the "Blue Sky" laws of such jurisdictions as are requested by Electrum (the "Registration Rights").

         (b) Electrum, together with the other members of Tigris Financial Group (as defined in the Agreement), are owners of 10,837,762 shares (the "Shares") of no par value common stock of Trend (the "Common Stock") and of warrants to purchase 7,979,761 shares of Common Stock on or prior to September 30, 2003 at an exercise price of $0.40 per share (the "Warrants").

         (c) Electrum intends to transfer and assign to Edelman Value Partners LP, Edelman Value Fund Ltd., The Wimbledon Edelman Select Opportunities Hedged Fund Ltd., and Strategic Partners Ltd. (collectively, the "Assignees") Registration Rights with respect to 1,000,000 Shares, Warrants to purchase 250,000 Shares, and 250,000 shares of Common Stock issuable upon exercise of the Warrants (such Shares, Warrants and Common Stock are referred to herein as the "Assignee Rights").


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2.       REGISTRATION RIGHTS.

         (a) Electrum hereby demands that Trend register under the Securities Act the Shares, the Warrants and the shares of Common Stock to be issued upon the exercise of the Warrants, including the Assignee Rights.

         (b) Trend hereby confirms and agrees that each of the Assignees may exercise the Registration Rights in respect of the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants owned by each such Assignee.

         (c) Trend hereby agrees that it shall use its best efforts to satisfactorily receive any comments it has received from the staff of the Securities and Exchange Commission concerning Trend's registration statement on Form 10-SB, and every amendment thereto (the "10-SB").

         (d) Trend hereby agrees that, once it has resolved to the satisfaction of the staff of the Securities and Exchange Commission their comments concerning the 10-SB, Trend shall use its best efforts to promptly file with the Securities and Exchange Commission and secure the effectiveness of a registration statement under the Securities Act to register the resale of the Shares, the Warrants and the shares of Common Stock to be issued upon the exercise of the Warrants.

3. COUNTERPARTS. This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original Agreement for all purposes.

Very truly yours,

ELECTRUM LLC

By:   /s/ Thomas Kaplan
    ----------------------------------------
      Name:  Thomas Kaplan
      Title: Director

Confirmed and agreed to
this 13th day of November 2000

TREND MINING INC.



By:   /s/ Kurt Hoffman
    ---------------------------------------
      Name:  Kurt Hoffman
      Title: President


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                            TRANSFERS BY ELECTRUM LLC
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

--------------------------------------------------------------------------------
           TO                        NO. OF WARRANTS         NO. OF SHARES
--------------------------------------------------------------------------------
Edelman Value Fund Ltd.                   90,125                360,500
--------------------------------------------------------------------------------
Edelman Value Partners L.P.              118,875                475,500
--------------------------------------------------------------------------------
The Wimbledon Edelman                     16,000                 64,000
Select Opportunities Hedged
Fund Ltd.
--------------------------------------------------------------------------------
Strategic Partners Ltd.                   25,000                100,000
--------------------------------------------------------------------------------

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